                            CERTIFIED COPY OF RESOLUTIONS

I do hereby certify that I am the duly elected, qualified, and acting (Assistant) Secretary of CYGNUS, INC., a Delaware corporation, and, as such, have custody of the records of the Corporation, including the minutes of the meeting of the Board of Directors of said corporation duly called and held on October 11, 1994, at which a quorum was present and acting throughout and at which the following resolutions were duly adopted. I further certify that said resolutions are in full force and effect as of the date hereof and have not been modified or rescinded in any manner whatsoever.

RESOLVED, that the President, any Vice President, any Assistant Vice President, the Treasurer, any Assistant Treasurer, Director, Finance & Acctg, or ______________________, each has full authority to execute and deliver in the name and on behalf of the Corporation, instruments, documents, and agreements, including amendments, renewals, or extensions thereof, with HELLER FINANCIAL, INC. ("Lender"), providing for various financing arrangements with the Corporation, including but not limited to, the leasing of equipment by, and financing the acquisition of equipment for, the Corporation, the borrowing of monies and the pledging, mortgaging, or otherwise encumbering of any or all of the Corporation's assets pursuant to any sale and leaseback or other financing arrangement, with or without recourse to the Corporation, all upon terms and conditions and containing such provisions as such officer(s), employee(s), or agent(s) may in her or their sole discretion deem advisable, necessary, or expedient; and

FURTHER RESOLVED, that the authority herein conferred shall be deemed retroactive and any and all acts authorized hereunder performed prior to the date hereof are hereby approved and ratified; and that nothing herein contained shall be deemed to affect the authority heretofore or hereafter conferred upon any other person or persons, it being understood and agreed that the authority herein conferred shall continue in full force and effect until written notice to the contrary shall be actually received by Lender.

I further certify that there is no provision in the charter or by-laws of the Corporation limiting the power of the Board of Directors to adopt the foregoing resolutions, that the same are in conformity with the provisions of said charter and by-laws, and that no shareholder consent is required to permit the action provided for thereby.

I further certify that the persons whose names, titles, and signatures appear below are elected or appointed, qualified, and acting officer(s), employee(s), or agent(s) of the Corporation and hold on the date of this certificate the office or position set forth opposite their respective names, and the signatures appearing opposite their respective names are the genuine signatures of such officer(s), employee(s), or agent(s).

    NAME                       TITLE OR POSITION             SIGNATURE

                       CFO, VP Finance
John C. Hodgman        President, Cygnus Diagnostics   /s/ John C. Hodgman
____________________   _____________________________   ______________________

                       Director, Finance
Frank A. Raab          and Accounting                  /s/ Frank A. Raab
____________________   _____________________________   ______________________


____________________   _____________________________   ______________________


____________________   _____________________________   ______________________


____________________   _____________________________   ______________________


____________________   _____________________________   ______________________



IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Corporation this 27th day of June, 1997.


                                   CYGNUS, INC.


                                   [ILLEGIBLE] (NAME)
CORPORATE SEAL                     [ASSISTANT] SECRETARY

                                                       Loan No.:  1910128-0001
-------------------------------------------------------------------------------
HELLER FINANCIAL

                                 SECURITY AGREEMENT

THIS SECURITY AGREEMENT ("AGREEMENT") is made this 27th day of June, 1997, by and between CYGNUS, INC., a Delaware corporation ("DEBTOR"), whose business address is 400 Penobscot Drive, Redwood City, California 94063 and HELLER FINANCIAL, INC., a Delaware corporation ("SECURED PARTY"), whose address is Commercial Equipment Finance Division, 500 West Monroe Street, Chicago, Illinois 60661.

                                    WITNESSETH:

1. SECURE PAYMENT. To secure payment of indebtedness in the principal sum of up to One Million Five Hundred Thousand and 00/100 Dollars ($1,500,000.00), as evidenced by a note or notes executed and delivered by Debtor to Secured Party (the "NOTES") and any obligations arising under this Agreement, and also to secure any other indebtedness or liability of Debtor to Secured Party, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising and no matter how acquired by Secured Party, including all future advances or loans which may be made at the option of Secured Party (all the foregoing hereinafter called the "INDEBTEDNESS"), Debtor hereby grants and conveys to Secured Party a first priority continuing lien and security interest in the personal property described on any schedule(s) now or hereafter attached to or made a part hereof by reference hereto (the "SCHEDULES"), all products and proceeds (including insurance proceeds) thereof, if any, and all substitutions, replacements, attachments, additions, and accessions thereto (all of the foregoing hereinafter called the "COLLATERAL.") The Schedules may be supplemented from time to time to evidence the Collateral subject to this Agreement.

Debtor shall request in writing each advance of principal under the Notes, which request shall be satisfactory to Secured Party in form and substance. Each advance shall be on and subject to the terms and conditions set forth in this Agreement and shall otherwise be at Secured Party's sole discretion. Each Note shall be in an amount not less than $500,000.00. No principal advance under any Notes shall be made after July 31, 1997, and each advance shall reduce, dollar for dollar, the amount that may be advanced under the Notes in the aggregate. Amounts advanced and repaid may not be reborrowed.

2. REPRESENTATIONS, WARRANTIES AND COVENANTS. Except as otherwise provided, each representation and warranty made by Debtor in this Agreement shall be true, correct and complete as of the date of this Agreement and as of the date of each advance of funds under a Note. Debtor hereby represents, warrants and covenants as follows:

     (a) PERFORM OBLIGATIONS. Debtor shall pay as and when due all Indebtedness secured by this Agreement and perform all of the obligations contained in this Agreement according to its terms. Debtor shall use the loan proceeds for business uses and not for personal, family, household, or agricultural uses.

     (b) PERFECTION. This Agreement and all necessary Uniform Commercial Code filings together create a valid, perfected and first priority continuing lien and security interest in the Collateral, securing the payment and performance of the Indebtedness, and all filings and other actions necessary or desirable to create, perfect and protect such security interest have been or will be duly taken.

     (c) COLLATERAL FREE AND CLEAR. Except as may be set forth on a Schedule, the Collateral is and shall remain free and clear of all liens, claims, charges, encumbrances and other security interests of any kind (other than the security interest granted hereby). Debtor shall defend the title to the Collateral against all persons and against all claims and demands whatsoever.

     (d) POSSESSION AND OPERATING ORDER OF THE COLLATERAL. Debtor shall retain possession of the Collateral at all times and shall not sell, exchange, assign, loan, deliver, lease, mortgage, or otherwise dispose of the Collateral or any part thereof without the prior written consent of Secured Party. Debtor shall at all times keep the Collateral at the location[s] specified on the Schedules (except for removals thereof in the usual course of business for temporary periods). At Debtor's sole cost and expense, Debtor shall keep the Collateral in good repair and condition and shall not misuse, abuse, waste or otherwise allow it to deteriorate, except for normal wear and tear. Secured Party may verify any Collateral in any reasonable manner which Secured Party may consider appropriate, and Debtor shall furnish all reasonable assistance and information and perform any acts which Secured Party may reasonably request in connection therewith.

     (e) INSURANCE. Debtor shall insure the Collateral against loss by fire (including extended coverage), theft and other hazards, for its full insurable value including replacement costs, with a deductible not to exceed Fifty

Thousand and 00/100 Dollars ($50,000.00) per occurrence and without co-insurance. In addition, Debtor shall obtain liability insurance covering liability for bodily injury, including death and property damage, in an amount of at least Five Million and 00/100 Dollars ($5,000,000.00) per occurrence or such greater amount as may comply with general industry standards, or in such other amounts as Secured Party may otherwise require. All policies of insurance required hereunder shall be in such form, amounts, and with such companies as Secured Party may approve; shall provide for at least thirty (30) days prior written notice to Secured Party prior to any modification or cancellation thereof; shall name Secured Party as loss payee or additional insured, as applicable, and shall be payable to Debtor and Secured Party as their interests may appear; shall waive any claim for premium against Secured Party; and shall provide that no breach of warranty or representation or act or omission of Debtor shall terminate, limit or affect the insurers' liability to Secured Party. Certificates of insurance or policies evidencing the insurance required hereunder along with satisfactory proof of the payment of the premiums therefor shall be delivered to Secured Party. Debtor shall give immediate written notice to Secured Party and to insurers of loss or damage to the Collateral and shall promptly file proofs of loss with insurers. To the extent related to the Collateral or liability or alleged liability of Secured Party, Debtor hereby irrevocably appoints Secured Party as Debtor's attorney-in-fact, coupled with an interest, for the purpose of obtaining, adjusting and canceling any such insurance and endorsing settlement drafts. Debtor hereby assigns to Secured Party, as additional security for the Indebtedness, all sums which may become payable under such insurance.

     In the event Debtor fails to provide Secured Party with evidence of the insurance coverage required by this Agreement, Secured Party may purchase insurance at Debtor's expense to protect Secured Party's interests in the Collateral. This insurance may, but need not, protect Debtor's interests. The coverage purchased by Secured Party may not pay any claim made by Debtor or any claim that is made against Debtor in connection with the Collateral. Debtor may later cancel any insurance purchased by Secured Party, but only after providing Secured Party with evidence that Debtor has obtained insurance as required by this Agreement. If Secured Party purchases insurance for the Collateral, Debtor will be responsible for the costs of that insurance, including interest and other charges imposed by Secured Party in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance may be added to the Indebtedness. The costs of the insurance may be more than the cost of insurance Debtor is able to obtain on its own.

     (f) IF COLLATERAL ATTACHES TO REAL ESTATE. If the Collateral or any part thereof has been attached to or is to be attached to real estate, an accurate description of the real estate and the name and address of the record owner is set forth on the Schedules. Debtor shall, on demand of Secured Party, furnish Secured Party with a disclaimer or waiver of any interest in any such Collateral satisfactory to Secured Party and signed by all persons having an interest in the real estate. Notwithstanding the foregoing, the Collateral shall remain personal property and shall not be affixed to realty without the prior written consent of Secured Party.

     (g) FINANCIAL STATEMENTS. Debtor shall furnish to Secured Party, as soon as practicable, and in any event within sixty (60) days after the end of each fiscal quarter of Debtor and each guarantor of all or any part of the Indebtedness (each, a "GUARANTOR"), respectively, Debtor's and each Guarantor's unaudited financial statements including in each instance, balance sheets, income statements, and statements of cash flow, on a consolidated and consolidating basis, as appropriate, and separate profit and loss statements as of and for the quarterly period then ended and for the respective person's fiscal year to date, prepared in accordance with generally accepted accounting principles, consistently applied ("GAAP"). Debtor shall also furnish to Secured Party, as soon as practicable, and in any event within ninety (90) days after the end of each fiscal year of Debtor and each Guarantor, respectively, Debtor's and each Guarantor's annual audited financial statements, including balance sheets, income statements and statements of cash flow for the fiscal year then ended, on a consolidated and consolidating basis, as appropriate, which have been prepared by its independent accountants in accordance with GAAP. Such audited financial statements shall be accompanied by the independent accountant's opinion, which opinion shall be in form generally recognized as "unqualified".

     (h) AUTHORIZATION. Debtor is now, and will at all times remain, duly licensed, qualified to do business and in good standing in every jurisdiction where failure to be so licensed or qualified and in good standing would have a material adverse effect on its business, properties or assets. The execution and delivery of this Agreement, the Notes and any other documents and instruments executed contemporaneously with or delivered pursuant to this Agreement and the Notes, all as amended from time to time (collectively the "LOAN DOCUMENTS"), have been duly authorized by Debtor and constitute the legal, valid, and binding obligations of Debtor, enforceable against Debtor in accordance with their respective terms. Debtor shall preserve and maintain its existence and shall not wind up its affairs or otherwise dissolve. Debtor shall not, without thirty (30) days prior written notice to Secured Party, (1) change its name or so change its structure such that any financing statement or other record notice becomes misleading or (2) change its principal place of business or chief executive or accounting offices from the address stated herein.

     (i) LITIGATION. Except for the arbitration before the International Chamber of Commerce known as ICC No. 8309/HV, involving Cygnus Therapeutic Systems, Inc. and Sanofi, S.A. (the "SANOFI ARBITRATION"), and otherwise as disclosed by Debtor on a Schedule, there are no judgments outstanding against or affecting Debtor, its officers, directors or affiliates or any part of the Collateral and there are no actions, charges, claims, demands, suits, proceedings, or investigations pending or threatened against Debtor or otherwise affecting any part of the Collateral ("LITIGATION"). Debtor shall furnish to Secured Party all information regarding any material Litigation as Secured Party shall reasonably request and in any event shall promptly notify Secured Party in writing of any Litigation against it which if decided against it would materially and adversely affect the finances or operations of Debtor. For the purposes of this subsection 2(i), Five Hundred Thousand and 00/100 Dollars ($500,000.00) shall be deemed material.

     (j) NO CONFLICTS. Debtor is not in violation of any material term or provision of its by-laws, or of any material agreement or instrument, decree, order, or any statute, rule, or governmental regulation applicable to it. The execution, delivery, and performance of the Loan Documents do not and will not violate, constitute a default under, or otherwise conflict with any such term or provision or result in the creation of any security interest, lien, charge, or encumbrance upon any of the properties or assets of Debtor, except for the security interest created hereunder.

     (k) COMPLIANCE WITH LAWS. Debtor shall use and maintain the Collateral in accordance with all applicable laws, regulations, ordinances, and codes and shall otherwise comply in all material respects with all applicable laws, rules, and regulations and duly observe all valid requirements of all governmental authorities, and all statutes, rules and regulations relating to its business as now in effect and which may be imposed in the future.

     (l) TAXES. Debtor has timely filed all tax returns (federal, state, local, and foreign) required to be filed by it and has paid or established reserves for all taxes, assessments, fees, and other governmental charges in respect of its properties, assets, income and franchises. Debtor shall promptly file, pay and discharge all taxes, assessments, license fees (related to the Collateral) and other governmental charges prior to the date on which penalties are attached thereto, establish adequate reserves for the payments of such taxes, assessments, and other governmental charges and make all required withholding and other tax deposits, and, upon request, provide Secured Party with receipts or other proof that any or all of such taxes, assessments, license fees or governmental charges have been paid in a timely fashion; provided, however, that nothing contained herein shall require the payment of any tax, assessment, or other governmental charge so long as its validity is being diligently contested in good faith and by appropriate proceedings diligently conducted and Debtor has established cash reserves therefor in accordance with GAAP. Should any stamp, excise, or other tax, including mortgage, conveyance, deed, intangible, or recording taxes become payable in connection with or respect of any of the Loan Documents, Debtor shall pay the same (including interest and penalties, if any) and shall hold Secured Party harmless with respect thereto.

     (m) ENVIRONMENTAL LAWS/COMPLIANCE. Except as disclosed by Debtor on a Schedule, Debtor (1) has not received any claim, summons, complaint, order, or other notice that it is not in compliance with, or that any public authority is investigating its compliance with, any federal, state, and local laws, rules, regulations, orders, and decrees relating to pollution, hazardous substances, waste, disposal or the protection of human health or safety, plant life or animal life, natural resources or the environment, all as amended from time to time (collectively, "Environmental Laws"), (2) has no knowledge of any material violation of any Environmental Laws on or about its assets or property, and (3) is not under any current clean up or other remediation program or order. Debtor has obtained all environmental, health and safety permits necessary for the operation of Debtor's business. Debtor is and shall remain in compliance, in all respects, with the terms and conditions of all permits and with all applicable Environmental Laws. Debtor shall provide Secured Party, promptly following receipt, copies of any correspondence, notice, complaint, order, or other document that it receives asserting or alleging a circumstance or condition which requires or may require a cleanup, removal, remedial action or other response by or on the part of Debtor under any Environmental Laws, or which seeks damages or civil, criminal or punitive penalties from Debtor for an alleged violation of any Environmental Laws. Debtor will promptly notify Secured Party of any release, spill or material change in the nature or extent of any hazardous substances or contaminants used, transported or stored by Debtor or any subsidiary of Debtor, and allow no material change in the use thereof or of Debtor's operations that would increase in any material amount the risk of violation of any Environmental Laws without the express prior written approval of Secured Party.

     (n) REGULATIONS. No proceeds of the loans or any other financial accommodation hereunder will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, as that term is defined in

Regulations G, T, U, X of the Board of Governors of the Federal Reserve System.

     (o) BOOKS AND RECORDS. Debtor shall maintain, at all times, true and complete books and records in accordance with GAAP and consistent with those applied in the preparation of Debtor's financial statements. At all reasonable times, upon reasonable notice, and during normal business hours, Debtor shall permit Secured Party or its agents to audit, examine and make extracts from or copies of any of its books, ledgers, reports, correspondence, and other records relating to the Collateral.

     (p) SETOFF. Without limiting any other right of Secured Party, whenever Secured Party has the right to declare any Indebtedness to be immediately due and payable (whether or not it has so declared), Secured Party is hereby authorized at any time and from time to time to the fullest extent permitted by law, but shall not be obligated to, set off and apply against any and all Indebtedness, any and all monies then or thereafter owed to Debtor by Secured Party, whether or not the obligation to pay such monies owed by Secured Party is then due. An election by Secured Party to exercise its right of setoff shall be effective immediately upon such election even though any charge therefor is made or entered on Secured Party's records subsequent thereto.

     (q) STANDARD OF CARE; NOTICE OF CLAIMS. Debtor acknowledges and agrees that Secured Party shall not be liable for any acts or omissions nor for any error of judgment or mistake of fact or law other than as a sole and direct result of Secured Party's gross negligence or willful misconduct. Debtor shall give Secured Party written notice of any action or inaction by Secured Party or any agent or attorney of Secured Party that may give rise to a claim against Secured Party or any agent or attorney of Secured Party or that may be a defense to payment of the Indebtedness or performance hereunder for any reason, including commission of a tort (subject, in any event, to the first sentence of this paragraph) or violation of any contractual duty or duty implied by law. Debtor agrees that unless such notice is fully given as promptly as possible (and in any event within thirty (30) days) after Debtor has knowledge, or with the exercise of reasonable diligence should have had knowledge, of any such action or inaction, Debtor shall not assert, and Debtor shall be deemed to have waived, any claim or defense arising therefrom.

     (r) INDEMNITY. Debtor shall indemnify, defend and hold Secured Party, its parent, affiliates, officers, directors, agents, employees, consultants, persons engaged by Secured Party to evaluate or monitor the Collateral, auditors and attorneys harmless from and against any loss, cost, expense (including reasonable attorneys' fees and costs and any consultants' or other experts' fees and expenses), damage, penalty, fine, claim, lien, suit, judgment or liability of every kind and nature arising directly or indirectly out of (i) any Loan Document, (ii) the ownership, possession, lease, operation, use, condition, sale, return, or other disposition of the Collateral, except to the extent the loss, expense, damage or liability arises solely and directly from Secured Party's gross negligence or willful misconduct, (iii) any Environmental Laws, and (iv) the enforcement by Secured Party of its rights or remedies hereunder. Any payments required to be made hereunder shall be due and payable on demand.

     (s) PAYMENTS SET ASIDE. If any payment is made to Secured Party or Secured Party enforces its security interest or exercises its right of set off, and such payment or part, or any proceeds of such enforcement or set off are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the Indebtedness or part thereof originally intended to be satisfied, and all liens, security interests, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or set off had not occurred.

     (t) EXPENSES AND ATTORNEYS' FEES. Debtor shall be liable for all charges, costs, expenses and attorneys' fees incurred by Secured Party (including allocated costs of internal counsel): (i) in perfecting, defending, protecting or terminating its security interest in the Collateral, or any part thereof;
(ii) in the negotiation, execution, delivery, administration, amendment or enforcement of the Loan Documents or the collection of any amounts due under any Note or other Loan Document; (iii) in any lawsuit or other legal proceeding in any way connected with any of the Loan Documents, including any contract or tort or other actions, any arbitration or other alternative dispute resolution proceeding, all appeals and judgment enforcement actions and any bankruptcy proceeding (including any relief from stay and/or adequate protection motions, cash collateral disputes, assumption/rejection motions and disputes or objections to any proposed disclosure statement or reorganization plan).

     (u) COMPLETE INFORMATION. No representation or warranty made by Debtor in any Loan Document and no other document or statement now or hereafter furnished to Secured Party by or on behalf of Debtor contains or will contain any misstatement of a material fact or omit to state any material fact which would make the statements contained therein misleading. Except as expressly set forth in the Schedules, there is no fact known to Debtor that has or could have a materially adverse affect on the business, operation, condition (financial or otherwise), performance, properties or prospects of Debtor or Debtor's ability to timely pay all of the Indebtedness and perform all of its other obligations contained in or secured by this Agreement.

     (v) COLLATERAL DOCUMENTATION. Debtor shall deliver to Secured Party prior to any advance, satisfactory documentation regarding the Collateral to be financed, including such invoices, canceled checks evidencing payments, or other documentation as may be reasonably requested by Secured Party. Additionally, Debtor shall satisfy Secured Party that Debtor's business and financial information is as has been represented and there has been no material change in Debtor's business, financial condition, or operations.

3. PREPAYMENT. Upon forty-five (45) days prior written notice to Secured Party, Debtor may prepay in whole, but not in part, the then entire unpaid principal balance of any Note, together with all accrued and unpaid interest thereon to the date of such prepayment, provided that in addition to such prepayment, Debtor shall pay (i) any and all other sums then due under any of the Loan Documents, and (ii) a prepayment fee as liquidated damages and not as a penalty, in a sum equal to one percent (1%) of the principal balance prepaid for each full or partial twelve (12) month period by which the date of the prepayment precedes the scheduled date of the final installment of principal under the Note. The prepayment fee described in clause (ii) above shall also be due upon the acceleration of the maturity date of any Note following the occurrence of any Event of Default.

4. EVENTS OF DEFAULT. If any one of the following events (each of which is herein called an "EVENT OF DEFAULT") shall occur: (a) Debtor fails to pay any part of the Indebtedness within ten (10) calendar days of its due date, or (b) any warranty or representation of Debtor in any Loan Document is materially untrue, misleading or inaccurate, or (c) Debtor breaches or defaults in the performance of any obligation under Section 2(c), (d) or (e) of this Agreement, or (d) Debtor or any Guarantor breaches or defaults in the performance of any other agreement or covenant under any Loan Document (other than as specified in clauses (a), (b) and (c) of this Section 4), and such breach or default shall continue for a period of thirty (30) days without being cured, or (e) Debtor or any Guarantor breaches or defaults in the payment or performance of any debt or other obligation owed by it to Secured Party or any affiliate of Secured Party, and Secured Party has (without being obligated to do so) declared such event, an Event of Default hereunder, or (f) Debtor breaches or defaults in the payment or performance of any debt or other obligation, whether now or hereafter existing, with an outstanding principal balance in excess of One Million and 00/100 Dollars ($1,000,000.00), and the same is subsequently accelerated, or (g) there shall be a change in the beneficial ownership and control, directly or indirectly, of the majority of the outstanding voting securities or other interests entitled (without regard to the occurrence of any contingency) to elect or appoint members of the board of directors or other managing body of Debtor or any Guarantor (a
"CHANGE OF CONTROL"), or there is any merger, consolidation, dissolution, liquidation, winding up or sale or other transfer of all or substantially all of the assets of Debtor or any Guarantor pursuant to which there is a change of control or cessation of Debtor or the Guarantor or the business of either, or (h) other than pursuant to a decision rendered in the Sanofi Arbitration, any money judgment is entered or filed against Debtor or any Guarantor in excess of One Million and 00/100 Dollars ($1,000,000.00), or (i) Debtor or any Guarantor shall file a voluntary petition in bankruptcy, shall apply for or permit the appointment by consent or acquiescence of a receiver, conservator, administrator, custodian or trustee for itself or all or a substantial part of its property, shall make an assignment for the benefit of creditors or shall be unable, fail or admit in writing its inability to pay its debts generally as such debts become due, or (j) there shall have been filed against Debtor or any Guarantor an involuntary petition in bankruptcy or Debtor or any Guarantor shall suffer or permit the involuntary appointment of a receiver, conservator, administrator, custodian or trustee for all or a substantial part of its property or the issuance of a warrant of attachment, diligence, execution or similar process against all or any substantial part of its property; unless, in each case, such petition, appointment or process is fully bonded against, vacated or dismissed within forty-five (45) days from its effective date, but no later than ten (10) days prior to any proposed disposition of any assets pursuant to any such proceeding, or (k) if there is a material adverse change in the business or financial condition or prospects of Debtor, or any Guarantor, then, and in any such event, Secured Party shall have the right to exercise any one or more of the remedies hereinafter provided.

Each of the following events shall also constitute an Event of Default hereunder and upon the occurrence of any one or more of them, Secured Party shall have the right to exercise any one or more of the remedies hereinafter provided:

          (aa) If Debtor at any time has less than Fifteen Million Dollars ($15,000,000.00) of cash and cash equivalents on hand;

          (bb) If Debtor at any time has a tangible net worth as determined in accordance with GAAP (but excluding trademarks, service marks, patents, patent rights, capitalized development costs, monies due from affiliates of Debtor or shareholders of Debtor or affiliates of Debtor, goodwill and similar intangible assets) of less than Twelve Million Dollars ($12,000,000.00); or

          (cc) If, pursuant to a decision rendered in the Sanofi Arbitration, Debtor is obligated to pay a liquidated sum in excess of $15,000,000.00 (whether or not additional relief is also awarded).

5. REMEDIES. Upon the occurrence of an Event of Default, in addition to all rights and remedies of a secured party under the Uniform Commercial Code, Secured Party may, at its option, at any time (a) declare the Indebtedness to be immediately due and payable; (b) without demand or legal process, enter the premises where the Collateral may be found and take possession of and remove the Collateral, all without charge to or liability on the part of Secured Party; or
(c) require Debtor to assemble the Collateral, render it unusable, and crate, pack, ship, and deliver the Collateral to Secured Party in such manner and at such place as Secured Party may require, all at Debtor's sole cost and expense. DEBTOR HEREBY EXPRESSLY WAIVES ITS RIGHTS, IF ANY, TO (1) PRIOR NOTICE OF REPOSSESSION AND (2) A JUDICIAL OR ADMINISTRATIVE HEARING PRIOR TO SUCH REPOSSESSION. Secured Party may, at its option, ship, store and repair the Collateral so removed and sell any or all of the Collateral at a public or private sale or sales. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will give Debtor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made, it being understood and agreed that Secured Party may be a buyer at any such sale and Debtor may not, either directly or indirectly, be a buyer at any such sale. The requirements, if any, for reasonable notice will be met if such notice is mailed postage prepaid to Debtor at its address shown above, at least five (5) days before the time of sale or disposition. After any such sale or disposition, Debtor shall be liable for any deficiency of the Indebtedness remaining unpaid, with interest thereon at the rate set forth in the related Notes.

 6. CUMULATIVE REMEDIES/MARSHALING. All remedies of Secured Party hereunder are cumulative, are in addition to any other remedies provided for by law or in equity, or under any other provision of any of the Loan Documents, or under the provisions of any other document, instrument or other writing executed by Debtor or any third party in favor of Secured Party, all of which may, to the extent permitted by law, be exercised concurrently or separately, and the exercise of any one remedy shall not be deemed an election of such remedy or to preclude the exercise of any other remedy. No failure on the part of Secured Party to exercise, and no delay in exercising any right or remedy, shall operate as a waiver thereof or in any way modify or be deemed to modify the terms of this Agreement or any other Loan Document or the Indebtedness, nor shall any single or partial exercise by Secured Party of any right or remedy preclude any other or further exercise of the same or any other right or remedy. Secured Party shall not be under any obligation to marshal any assets in favor of Debtor, any Guarantor or any other person or against or in payment of any or all of the Indebtedness.

7. ASSIGNMENT. Secured Party may transfer or assign all or any part of the Indebtedness and the Loan Documents without releasing Debtor or the Collateral, and upon such transfer or assignment the assignee or holder shall be entitled to all the rights, powers, privileges and remedies of Secured Party to the extent assigned or transferred. The obligations of Debtor shall not be subject, as against any such assignee or transferee, to any defense, set-off, or counter-claim available to Debtor against Secured Party and any such defense, set-off, or counter-claim may be asserted only against Secured Party.

8. TIME IS OF THE ESSENCE. Time and manner of performance by Debtor of its duties and obligations under the Loan Documents is of the essence. If Debtor shall fail to comply with any provision of any of the Loan Documents, Secured Party shall have the right, but shall not be obligated, to take action to address such non-compliance, in whole or in part, and all moneys spent and expenses and obligations incurred or assumed by Secured Party shall be paid by Debtor upon demand and shall be added to the Indebtedness. Any such action by Secured Party shall not constitute a waiver of Debtor's default.

9. ENFORCEMENT. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. AT SECURED PARTY'S ELECTION AND WITHOUT LIMITING SECURED PARTY'S RIGHT TO COMMENCE AN ACTION IN ANY OTHER JURISDICTION, DEBTOR HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY COURT (FEDERAL, STATE OR LOCAL) HAVING SITUS WITHIN THE STATE OF ILLINOIS, EXPRESSLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO SERVICE BY CERTIFIED MAIL, POSTAGE PREPAID, DIRECTED TO THE LAST KNOWN ADDRESS OF DEBTOR, WHICH SERVICE SHALL BE DEEMED COMPLETED WITHIN TEN (10) DAYS AFTER THE DATE OF MAILING THEREOF.

10. FURTHER ASSURANCE; NOTICE. Debtor shall, at its expense, execute and deliver such documents and do such further acts as Secured Party may from time to time reasonably require to assure and confirm the rights created or intended to be created hereunder, to carry out the intention or facilitate the performance of the terms of the Loan Documents or to assure the validity, perfection, priority or enforceability of any security interest created hereunder. Debtor agrees to execute any instrument or instruments necessary or expedient for filing, recording, perfecting, notifying, foreclosing, and/or liquidating of Secured Party's interest in the Collateral upon request of, and as determined by, Secured Party, and Debtor hereby specifically authorizes Secured Party to prepare and file Uniform Commercial Code financing statements and other documents and to execute same for and on behalf of Debtor as Debtor's attorney-in-fact, irrevocably and coupled with an interest, for such purposes. All notices required or otherwise given by either party shall be in writing and shall be delivered by hand, by registered or certified first class United States mail, return receipt requested, or by overnight courier to the other party at its address stated herein or at such other address as the other party may from time to time designate by written notice. All notices shall be deemed given when received, when delivery is refused or when returned for failure to be called for. Each provision of this Agreement shall remain in full force and effect until all of the Indebtedness is fully, finally and indefeasibly satisfied and, notwithstanding anything in this Agreement or implied by law to the contrary, the agreements of Debtor and Secured Party set forth in Sections 2(p), 2(r), 2(s), 2(t), 9 and 12 shall survive the full, final and indefeasible satisfaction of the Indebtedness.

11. JOINT AND SEVERAL OBLIGATION. If this Agreement is executed by more than one person as Debtor, each such Debtor hereby acknowledges it is jointly and severally liable for and unconditionally guarantees the prompt and full payment and performance of all obligations of each other Debtor hereunder and under the other Loan Documents.

12. WAIVER OF JURY TRIAL. DEBTOR AND SECURED PARTY HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS. DEBTOR AND SECURED PARTY ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THE LOAN DOCUMENTS, AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. DEBTOR AND SECURED PARTY FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

13. COMPLETE AGREEMENT. The Loan Documents embody the entire agreement among the parties hereto superseding all prior commitments, agreements, representations, and understandings, whether written or oral relating to the subject matter hereof, and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties hereto. The Loan Documents may not be altered, modified or terminated in any manner except by a writing duly signed by the parties thereto. Debtor and Secured Party intend the Loan Documents to be valid and binding and no provisions hereof and thereof which may be deemed unenforceable shall in any way invalidate any other provisions of the Loan

Documents, all of which shall remain in full force and effect. The Loan Documents shall be binding upon the respective successors, legal representatives, and assigns of the parties. The Schedules are incorporated herein by this reference and made a part hereof.

14. SECURITY DEPOSIT. On or before the date of this Agreement, Debtor shall cause to be deposited with Secured Party in immediately available funds the amount of One Million Three Hundred Thirty-One Thousand Four Hundred Eighty-Two and 55/100 Dollars ($1,331,482.55) (the "SECURITY DEPOSIT"), which shall be held by Secured Party as additional collateral for the due and punctual payment and performance of the Indebtedness. Debtor hereby assigns, grants and sets over to Secured Party all of Debtor's right, title, and interest in and to the Security Deposit for such purpose. For so long as the Security Deposit is held by Secured Party, the Security Deposit shall bear interest at the rate of five percent (5%) per annum, which such interest shall be paid by Secured Party to Debtor on the first business day of each consecutive calendar month beginning August 1, 1997; provided, however, that no interest shall accrue on the Security Deposit or be payable to Debtor at any time following the occurrence of an Event of Default. If (i) (a) Debtor provides evidence reasonably satisfactory to Secured Party that the Sanofi Arbitration has been fully and finally resolved (through a final, binding decision in, or settlement of, the Sanofi Arbitration), and (b) no Event of Default has occurred under Section 2(cc) above or otherwise, or (ii) if no Event of Default has occurred, at any time after July 31, 1997, then, in either case, upon Debtor's written request therefor, Secured Party shall return the Security Deposit to Debtor.


IN WITNESS WHEREOF, Secured Party and Debtor have each signed this Agreement as of the day and year first above written.

HELLER FINANCIAL, INC.,                       CYGNUS, INC.
a Delaware corporation                        a Delaware corporation


By: /s/ Clifford A. Lehman                    By: /s/ John C. Hodgman
    ----------------------------                  ----------------------------

Name: Clifford A. Lehman                      Name: John C. Hodgman
    ----------------------------                  ----------------------------

Title: Senior Vice President                  Title: C.F.O.
    ----------------------------                  ----------------------------

                                      SCHEDULE

                             DESCRIPTION OF COLLATERAL

Description of Collateral (Full description including make, model and serial number):

     SEE SCHEDULE A ATTACHED HERETO AND MADE A PART HEREOF.



Place where Collateral is to be kept:

     400 PENOBSCOT DRIVE, REDWOOD CITY, CA  94063

Other liens, encumbrances or security interests to which Collateral is or may be subject, if any:

     N/A

Other Collateral

     N/A

Other:

If Collateral is attached or to be attached to real estate, set forth:

Address of Real Estate (Including County, block number, lot number, etc.):

     N/A

Record Owner of Real Estate (Name and Address):

     N/A

If the real estate at which the Collateral is to be kept is leased:

Name and Address of Lessor of Real Estate:

     N/A


                                                           [ILLEGIBLE]
                                                           ------------
                                                           Initials

                                   SCHEDULE A
                                  PAGE 1 OF 5

Schedule annexed to and made a part of a certain Security Agreement dated the 27th day of June 1997, or related documentation by and between the undersigned.

Description of Collateral (Quantity; New/Used; Model; General Description; and if applicable, Engine and/or Serial Number), together with all products and proceeds (including insurance proceeds) thereof, any, and if all increases, substitutions, replacements, attachments, additions, and accessions thereto:

                        Asset
Place-in  --------------------------------------                                     Manufacturer
Svc Date   ID    Description                       Vendor                            Serial Numbers             Invoice #
--------  ----   -----------                       ------                            --------------             ---------
 9/1/96   4047   COMPAQ COMPUTER                   NETiS Technology, Inc.            6621HXS4E058               606259
 9/1/96   4048   COMPAQ COMPUTER                   NETiS Technology, Inc.            6621HXS4E060               606259
 9/1/96   4049   COMPAQ COMPUTER                   NETiS Technology, Inc.            6621HXS4E614               606259
 9/1/96   4050   COMPAQ COMPUTER                   NETiS Technology, Inc.            6621HXS4E414               606260
 9/1/96   4051   COMPAQ COMPUTER                   NETiS Technology, Inc.            6621HXS4E048               606260
 9/1/96   4052   COMPAQ COMPUTER                   NETiS Technology, Inc.            6621HXS4E398               606260
 9/1/96   4053   HP LASERJET PRINTER               A & A Technology, Inc.            USBF057703                 606333
 9/1/96   4054   COMPAQ COMPUTER                   A & A Technology, Inc.            S6610HXS4Q956              607315
 9/1/96   4055   COMPAQ COMPUTER                   A & A Technology, Inc.            S6610HXS4R058              607315
 9/1/96   4056   COMPAQ COMPUTER                   A & A Technology, Inc.            S6610HXS4Q881              607315
 9/1/96   4057   COMPAQ COMPUTER                   A & A Technology, Inc.            S6610HXS4Q978              607315
 9/1/96   4058   COMPAQ COMPUTER                   A & A Technology, Inc.            S6610HXS4R054              607315
 9/1/96   4059   COMPAQ LAPTOP COMPUTER            NETiS Technology, Inc.            J626HZN7L366               607395
 9/1/96   4060   COMPAQ COMPUTER                   A & A Technology, Inc.            6629HVT5P020               608043
 9/1/96   4061   COMPAQ COMPUTER                   A & A Technology, Inc.            6629HVTT5P111              608043

10/1/96   4046   METTLER BALANCE SCALE             WWR Scientific                                               54504790
10/1/96   4062   COMPAQ COMPUTER                   A & A Technology, Inc.            6629HVT5R254               607523
10/1/96   4067   COMPAQ COMPUTER                   A & A Technology, Inc.            6634HVY6U141               609258
10/1/96   4076   AUTOCAD R13 CD-ROM                CAD Systems Unlimited, Inc.                                  19463
10/1/96   4077   EQUITY EDGE FOR VALUATION         ShareData, Inc.                                              Proposal
10/1/96   4078   VOICE MAIL SYSTEM UPGRADE         Octel Communications Corp.                                   5026847
10/1/96   4079   DISHWASHER                        VWR Scientific                    77288                      44973100
10/1/96   4080   COMPAQ COMPUTER                   A & A Technology, Inc.            6629HVT5R954               607523
10/1/96   4081   COMPAQ COMPUTER                   A & A Technology, Inc.            6629HVT5R951               607523

11/1/96   4075   COMPAQ COMPUTER                   Computerland                      6634HVT3Q373               3032
11/1/96   4082   COMPAQ LAPTOP COMPUTER            A & A Technology, Inc.            J633HZM70317               609540
11/1/96   4084   COMPAQ COMPUTER                   A & A Technology, Inc.            6626HVT3P195               610141
11/1/96   4085   COMPAQ COMPUTER                   A & A Technology, Inc.            6626HVT3P232               610141
11/1/96   4086   COMPAQ COMPUTER                   A & A Technology, Inc.            6626HVT3P256               610141
11/1/96   4089   COMPAQ COMPUTER                   A & A Technology, Inc.            6626HVT3P206               610141
11/1/96   4092   COMPAQ COMPUTER                   A & A Technology, Inc.            6640HVT3P146               610261
11/1/96   4093   COMPAQ COMPUTER                   A & A Technology, Inc.            6626HVT3P261               610141
11/1/96   4095   COMPAQ COMPUTER                   A & A Technology, Inc.            6626HVT3P244               610141
11/1/96   4096   COMPAQ COMPUTER                   A & A Technology, Inc.            6640HVT3P155               610261

                        Asset
Place-in  --------------------------------------                                     Manufacturer
Svc Date   ID    Description                       Vendor                            Serial Numbers             Invoice #
--------  ----   -----------                       ------                            --------------             ---------
11/1/96   4098   COMPAQ LAPTOP COMPUTER            A & A Technology, Inc.            J628HZL8P518               610503
11/1/96   4099   AUTO VESSEL ALIQUOT COLLECTOR     SLR Systems, Inc.                 6633BBM4P292/SG55702       Ck. Req.
11/1/96   4099   AUTO VESSEL ALIQUOT COLLECTOR     SLR Systems, Inc.                 6633BBM4P292/SG55702       95014
11/1/96   4099   AUTO VESSEL ALIQUOT COLLECTOR     SLR Systems, Inc.                 6633BBM4P292/SG55702       95019
11/1/96   4100   AUTO DIST. VESSEL ALIQ. COLLECTR  SLR Systems, Inc.                 6633BBM4P292/SG55702       Ck. Req.
11/1/96   4100   AUTO DIST. VESSEL ALIQ. COLLECTR  SLR Systems, Inc.                 6633BBM4P292/SG55702       95014
11/1/96   4100   AUTO DIST. VESSEL ALIQ. COLLECTR  SLR Systems, Inc.                 6633BBM4P292/SG55702       95019
11/1/96   4101   AUTO LIQUID CHROMATOGRAPHY SYS    SLR Systems, Inc.                 6633BBM4P292/SG55702       Ck. Req.
11/1/96   4101   AUTO LIQUID CHROMATOGRAPHY SYS    SLR Systems, Inc.                 6633BBM4P292/SG55702       95012
11/1/96   4101   AUTO LIQUID CHROMATOGRAPHY SYS    SLR Systems, Inc.                 6633BBM4P292/SG55702       95019
11/1/96   4102   CHEMDRAW PRO WIN SL               CambrideSoft Corp.                                           24736
11/1/96   4103   MEETMAKER UPGRADE SOFTWARE        On Technology Corp.                                          86548
11/1/96   4104   ORACLE7 WORKGROUP SERVER V7.3     Oracle Corp.                                                 764163

12/1/96   4063   COMPAQ COMPUTER                   Computerland                      6634HVT3Q223               2831
12/1/96   4068   COMPAQ COMPUTER                   Computerland                      6634HVT3S281               2831
12/1/96   4069   COMPAQ LAPTOP COMPUTER            Computerland                      J633HZM70037               3062
12/1/96   4070   COMPAQ COMPUTER                   Computerland                      6634HVT3R360               2831
12/1/96   4072   COMPAQ LAPTOP COMPUTER            Computerland                      J633HZM70023               3062
12/1/96   4073   COMPAQ COMPUTER                   Computerland                      6634HVT3Q230               2831
12/1/96   4074   COMPAQ COMPUTER                   Computerland                      6634HVT3S254               2831
12/1/96   4083   COMPAQ COMPUTER                   Computerland                      6633HVT3Q322               3061
12/1/96   4087   COMPAQ COMPUTER                   Computerland                      6634HVT3S300               3061
12/1/96   4088   COMPAQ COMPUTER                   Computerland                      6634HVT3S103               3061
12/1/96   4091   COMPAQ COMPUTER                   Computerland                      6634HVT3R355               2831
12/1/96   4094   COMPAQ COMPUTER                   Computerland                      6634HVT3R396               3061
12/1/96   4097   COMPAQ COMPUTER                   NETiS Technology, Inc.            6633BBM4P292               608264
12/1/96   4105   COMPAQ COMPUTER                   Computerland                      6640BBC3U322               10082
12/1/96   4106   COMPAQ COMPUTER                   Computerland                      6640BBC3U105               10082
12/1/96   4107   COMPAQ COMPUTER                   Computerland                      6640BBC3U322               10082
12/1/96   4108   COMPAQ COMPUTER                   Computerland                      6638BBC3Q624               10082
12/1/96   4109   COMPAQ COMPUTER                   Computerland                      6640BBC3U087               10082
12/1/96   4111   COMPAQ LAPTOP COMPUTER            A & A Technology, Inc.            J633HZM7031                611153
12/1/96   4112   COMPAQ COMPUTER                   A & A Technology, Inc.            6641HVT3Q006               610626
12/1/96   4113   COMPAQ COMPUTER                   A & A Technology, Inc.            6641HVT3W385               610570
12/1/96   4114   COMPAQ COMPUTER                   Computerland                      6540BBC3U311               10082
12/1/96   4117   AUTOSAMPLER                       Perkin Elmer Corp.                N2930010-A                 10052

                        Asset
Place-in  --------------------------------------                                     Manufacturer
Svc Date   ID    Description                       Vendor                            Serial Numbers             Invoice #
--------  ----   -----------                       ------                            --------------             ---------
12/1/96   41178  AUTOSAMPLE                        Perkin Elmer Corp.                N2930100                   10052
12/1/96   4123   BINARY QA/QC SYSTEM               Perkin Elmer Corp.                N2600515                   998687
12/1/96   4123   BINARY QA/QC SYSTEM               Perkin Elmer Corp.                N2600515                   998408
12/1/96   4124   COMPAQ COMPUTER                   A & A Technology, Inc.            6637HVT3Z866               609486
12/1/96   4125   QUATERNARY PUMP                   Perkin Elmer Corp.                N2600510                   16651
12/1/96   4126   HELPSTAR FOR WINDOWS              Help Desk Automation Software                                3515
12/1/96   4127   COMPAQ COMPUTER                   Computerland                      6633BBM4Q304               3180
12/1/96   4128   COMPAQ COMPUTER                   A & A Technology, Inc.            6641HVT3W406               610261
12/1/96   4129   COMPAQ COMPUTER                   A & A Technology, Inc.            6637HVT3Z183               610261
12/1/96   4130   ELECTROANALYTICAL SYSTEMS         Cypress Systems                                              90492
12/1/96   4131   HYPERION PILLAR SYSTEM            Hyperion Software                 N/A (Customized software)  102555
12/1/96   4131   HYPERION PILLAR SYSTEM            Hyperion Software                 N/A (Customized software)  407375
12/1/96   4131   HYPERION PILLAR SYSTEM            Hyperion Software                 N/A (Customized software)  311445
12/1/96   4123A  TURBO-GEL PLUS SOFTWARE           Avatar Consulting                                            1022

 1/1/97   4119   COMPAQ COMPUTER                   Computerland                      6634HVT3Q526               3061
 1/1/97   4121   COMPAQ COMPUTER                   A & A Technology, Inc.            6644BBM4P402               611153
 1/1/97   4132   COMPAQ COMPUTER                   A & A Technology, Inc.            6645BBC1P405               612009
 1/1/97   4133   COMPAQ COMPUTER                   A & A Technology, Inc.            6646BBC1P720               612164
 1/1/97   4135   COMPAQ COMPUTER                   A & A Technology, Inc.            6643BBC3R635               612009
 1/1/97   4136   COMPAQ COMPUTER                   A & A Technology, Inc.            6643BBC3R613               612009
 1/1/97   4137   COMPAQ COMPUTER                   A & A Technology, Inc.            6645BBC1P440               612009
 1/1/97   4138   COMPAQ LAPTOP COMPUTER            A & A Technology, Inc.            J629HZM70812               612009
 1/1/97   4140   COMPAQ COMPUTER                   Computerland                      6629HVT3V512               3061
 1/1/97   4141   WINLIMS LAB DATABASE SYSTEM       Quality Systems International     N/A (Customized software)  168
 1/1/97   4141   WINLIMS LAB DATABASE SYSTEM       Quality Systems International     N/A (Customized software)  224
 1/1/97   4144   COMPAQ LAPTOP COMPUTER            A & A Technology, Inc.            J639HZM7G990               610467
 1/1/97   4145   AUTOCAD FOR PC'S R12 & R13        OBBS, Inc.                                                   5830
 1/1/97   4146   AUTOCAD FOR PC'S R12 & R13        OBBS, INC.                                                   5830
 1/1/97   4147   COMPAQ COMPUTER                   CompUSA                                                      57785
 1/1/97   4149   COMPAQ COMPUTER                   A & A Technology, Inc.            6643BBC3U242               612009
 1/1/97   4150   SAMPLE CANGER - STD MODEL         Gilson, Inc.                                                 139944
 1/1/97   4152   COMPAQ COMPUTER                   Computerland                      6638BBC3Q624               10082

 2/1/97   4064   100-GALLON TANK MIXER             Lee Industries                    C367A                      Ck. Req.
 2/1/97   4064   100-GALLON TANK MIXER             Lee Industries                    C367A                      67765

                        Asset
Place-in  --------------------------------------                                     Manufacturer
Svc Date   ID    Description                       Vendor                            Serial Numbers             Invoice #
--------  ----   -----------                       ------                            --------------             ---------
 2/1/97   4064   100-GALLON TANK MIXER             Lee Industries                    C367A                      68025
 2/1/97   4064   100-GALLON TANK MIXER             Lee Industries                    C367A                      68142
 2/1/97   4065   LABGUARD FUME HOOD W/ CABINET     ISEC Ind.                         97788-14                   97094053
 2/1/97   4066   FLOOR SCALE                       Unlimited Scale of America                                   208828-AAA
 2/1/97   4110   BECH TOP BIO-SAFETY FUME HOOD     ISEC Inc.                         69995ADX                   96114027
 2/1/97   4154   COMPAQ COMPUTER                   A & A Technology, Inc.            6650BBC1T612               612485
 2/1/97   4155   COMPAQ COMPUTER                   A & A Technology, Inc.            6650BBC1T771               612485
 2/1/97   4156   COMPAQ COMPUTER                   A & A Technology, Inc.            6650BBC1T766               612485
 2/1/97   4160   COMPAQ COMPUTER                   A & A Technology, Inc.            6647BBC1Q717               612321
 2/1/97   4161   ARTICULATED ROBOTIC SYSTEM        CRS Robotics Corp.                SRS-14-255A                600924
 2/1/97   4162   SIGNA PLUS 8 PRINTER              Computype International                                      1310-1042
 2/1/97   4163   ONS LINE CARD                     Inter-Tel DataCom, Inc.                                      10745
 2/1/97   4164   BIOCAD WKSTN & FRACTN COLLECTR    PerSeptive Biosystems, Inc.       0461                       117458
 2/1/97   4165   STABILITY MONITORING SYSTEM       Kaye Instruments, Inc.            N/A (Customized software)  21278
 2/1/97   4165   STABILITY MONITORING SYSTEM       Kaye Instruments, Inc.            N/A (Customized software)  22847
 2/1/97   4165   STABILITY MONITORING SYSTEM       Kaye Instruments, Inc.            N/A (Customized software)  23172

 3/1/97   4153   PNEUMATECH CFM DRYER              K.C. Compressor Works, Inc.                                  0030839-IN
 3/1/97   4166   DISSOLUTION SYSTEM                Hanson Research Corp.             0197-0157, 0197-0170       53478
 3/1/97   4167   HEADSPACE SAMPLER                 Perkin Elmer Corp.                N6159129                   52511
 3/1/97   4168   AUTOSYSTEM                        Perkin Elmer Corp.                61N612245                  47488

 4/1/97   4169   COMPAQ COMPUTER                   NETiS Technology, Inc.            6639BBC3U388               703040
 4/1/97   4170   COMPAQ COMPUTER                   NETiS Technology, Inc.            9947BBD2Z622               703044
 4/1/97   4171   COMPAQ COMPUTER                   Computerland                                                 12079
 4/1/97   4172   COMPAQ COMPUTER                   NETiS Technology Inc.             6704BBL3D678               703112
 4/1/97   4173   HP COMPUTER                       Computerland                      US64958325                 12680
 4/1/97   4174   HP "YODA" SERVER FOR POINTMAN     InterVision Systems Tech., Inc.   374A29569                  103843
 4/1/97   4176   VACUUM PUMP 1/4 HP 115V           Edwards High Vacuum Intern'l      972075138                  475089
 4/1/97   4177   POWDER MIXER CTRL SYSTEM          Drivex                                                       10070
 4/1/97   4165A  APPLICATION ENG. FOR #4165        Kaye Instruments, Inc.                                       23346
 4/1/97   4175   DRAGON DICTATE POWER EDITION      Safe Computing                                               364243

 5/1/97   4189   COMPAQ COMPUTER                   A & A Technology, Inc.            3651BBC6054                702068
 5/1/97   4190   COMPAQ COMPUTER                   A & A Technology, Inc.            6645BBC1Q681               702069

                        Asset
Place-in  --------------------------------------                                     Manufacturer
Svc Date   ID    Description                       Vendor                            Serial Numbers             Invoice #
--------  ----   -----------                       ------                            --------------             ---------
 5/1/97   4191   HP LASERJET PRINTER               Computerland                      SUSB5128675                12080
 5/1/97   4192   COMPAQ COMPUTER                   A & A Technology, Inc.            6651BBL3L258               701064
 5/1/97   4193   COMPAQ SERVER UPGRADE             NETiS Technology, Inc.            22711106, 27280001         704385
 5/1/97   4194   COMPAQ PROLIANT 2500 SERVER       NETiS Technology, Inc.            D78HWA349                  703286
 5/1/97   4195   HP COMPUTER                       A & A Technology, Inc.            US71155712                 704225
 5/1/97   4197   HP LASERJET PRINTER               Computerland                      USKB163213                 13648
 5/1/97   4115   BENCH TOP PRESS W/ STL DIES-1     Machine Systems, Inc.             4003-1196-1                Ck. Req.
 5/1/97   4115   BENCH TOP PRESS W/ STL DIES-1     Contract Manufacturing Inc.       4003-1196-1                60006
 5/1/97   4116   BENCH TOP PRESS W/ STL DIES-2     Machine Systems, Inc.             4003-1196-2                Ck. Req.
 5/1/97   4116   BENCH TOP PRESS W/ STL DIES-2     Contract Manufacturing Inc.       4003-1196-1                60006
 5/1/97   4181   BENCH TOP PRESS W/ SPEC TOOLING   Engineering Production Eq., Inc.  4112-0297-1                Ck. Req.
 5/1/97   4181   BENCH TOP PRESS W/ SPEC TOOLING   Engineering Production Eq., Inc.  4112-0297-1                6155
 5/1/97   4182   LAMINATOR ASSEMBLY                Engineering Production Eq., Inc.  4112-0297-3                Ck. Req.
 5/1/97   4182   LAMINATOR ASSEMBLY                Engineering Production Eq., Inc.  4112-0297-3                6155
 5/1/97   4183   HYDROGEL STRIPPING SYSTEM         Engineering Production Eq., Inc.  4112-0297-4                Ck. Req.
 5/1/97   4183   HYDROGEL STRIPPING SYSTEM         Engineering Production Eq., Inc.  4112-0297-4                6155
 5/1/97   4184   "CLAM SHELL" PRESS                Engineering Production Eq., Inc.  4112-297-2                 Ck. Req.
 5/1/97   4184   "CLAM SHELL" PRESS                Engineering Production Eq., Inc.  4112-297-2                 6155
 5/1/97   4196   HYDROGEN GENERATOR                Whatman, Inc.                     75-36                      211338
 5/1/97   4198   GILSON 223 SAMPLE CHANGER #1      Gilson, Inc.                      158918                     143940
 5/1/97   4199   GILSON 223 SAMPLE CHANGER #2      Gilson, Inc.                      166088                     143939


PLUS: POINT MAN SOFTWARE IN CONSTRUCTION-IN-PROGRESS

                 Point Man Software                Pivotpoint, Inc.                  N/A                        Ck. Req.
                 Point Man Software                Pivotpoint, Inc.                  N/A                        29116
                 Point Man Software                Pivotpoint, Inc.                  N/A                        30134
                 Point Man Software                Pivotpoint, Inc.                  N/A                        30403
                 Point Man Software                Pivotpoint, Inc.                  N/A                        30406
                 Point Man Software                Pivotpoint, Inc.                  N/A                        30388





HELLER FINANCIAL, INC.                        CYGNUS, INC.
Secured Party                                 Debtor


By: /s/ Clifford A. Lehman                    By: /s/ John C. Hodgman
    ----------------------------                  ----------------------------

Name: Clifford A. Lehman                      Name: John C. Hodgman
    ----------------------------                  ----------------------------

Title: Senior Vice President                  Title: C.F.O.
    ----------------------------                  ----------------------------

                                                       Loan No.:  1910128-0001
------------------------------------------------------------------------------
HELLER FINANCIAL
                                  PROMISSORY NOTE


$1,331,482.55                                                      June 30, 1997

     FOR VALUE RECEIVED, CYGNUS, INC., a Delaware corporation ("Maker"), promises to pay to the order of HELLER FINANCIAL, INC., a Delaware corporation (together with any holder of this Note, "Payee"), at its office located at 500 West Monroe Street, Chicago, Illinois 60661, or at such other place as Payee may from time to time designate, the principal sum of One Million Three Hundred Thirty-One Thousand Four Hundred Eighty-Two and 55/100 Dollars ($1,331,482.55), together with interest thereon at a fixed rate equal to Nine and 39/100 percent (9.39%) per annum. Principal and interest shall be payable in thirty-six (36) consecutive monthly installments commencing August 1, 1997, and continuing on the same day of each consecutive calendar month thereafter until this Note is fully paid, each such installment in the amount of Forty-Two Thousand Five Hundred Eighty-Two and 88/100 Dollars ($42,582.88); provided, however, that in any and all events the final installment payment hereunder shall be in the amount of the entire then outstanding principal balance hereunder, plus all accrued and unpaid interest, charges and other amounts owing hereunder or under the Security Agreement (defined below). All payments shall be applied first to interest and then to principal. Interest shall be computed on the basis of a 360 day year comprised of 30-day months. Maker shall make an interest only initial payment on July 1, 1997 of accrued interest from the loan disbursement date through June 30, 1997.

     Notwithstanding the foregoing, if at any time implementation of any provision hereof shall cause the interest contracted for or charged herein or collectable hereunder to exceed the applicable lawful maximum rate, then the interest shall be limited to such applicable lawful maximum.

     This Note is secured by the collateral described in the Security Agreement dated June 27th, 1997, between Maker and Payee (the "SECURITY AGREEMENT;" and together with all related documents and instruments, the "LOAN DOCUMENTS") to which reference is made for a statement of the nature and extent of protection and security afforded, certain rights of Payee and certain rights and obligations of Maker, including Maker's rights, if any, to prepay the principal balance hereof; provided, however, that in addition to any other sum payable hereunder, under the Security Agreement or any of the other Loan Documents, in the event of a prepayment of the principal balance hereunder, whether voluntary, following acceleration or otherwise, Maker shall pay to Payee together with such prepayment a Breakage Fee (defined below), which Breakage Fee, together with the amounts payable under Section 3(ii) of the Security Agreement, if any, represents liquidated damages to Payee for the loss of its bargain and not a penalty. As used herein, the term "Breakage Fee" shall mean the amount, if any, by which (A) the present value, in the aggregate, of the then remaining installments of principal and interest due hereunder, absent the prepayment, using a discount rate equal to (i) the yield to maturity as of the date two (2) days prior to the date of the prepayment on United States Treasury securities with a final maturity approximately equal to the remaining term hereof, absent the prepayment, as published in THE WALL STREET JOURNAL, plus (ii) two and 50/100 percent (2.50%), exceeds (B) the then outstanding principal balance hereunder, absent the prepayment.

     Time is of the essence hereof. If payment of any installment or any other sum due under this Note or the Loan Documents is not paid when due, Maker agrees to pay a late charge equal to the lesser of (i) five cents (5CENTS) per dollar on, and in addition to, the amount of each such payment, or (ii) the maximum amount Payee is permitted to charge by law. In the event of the occurrence of an Event of Default (as defined in the Security Agreement), then the entire unpaid principal balance hereof with accrued and unpaid interest thereon, together with all other sums payable under this Note or the Loan Documents, shall, at the option of Payee and without notice or demand, become immediately due and payable, such accelerated balance bearing interest until paid at the rate of three and 00/100 percent (3.00%) per annum above the fixed rate set forth in the first paragraph of this Note.

     Maker and all endorsers, guarantors or any others who may at any time become liable for the payment hereof hereby consent to any and all extensions of time, renewals, waivers and modifications of, and substitutions or release of security or of any party primarily or secondarily liable on, or with respect to, this Note or any of the Loan Documents or any of the terms and provisions thereof that may be made, granted or consented to by Payee, and agree that suit may be brought and maintained against any one or more of them, at the election of Payee, without joinder of the others as parties thereto, and that Payee shall not be required to first foreclose, proceed against, or exhaust any security herefor, in order to enforce payment of this Note by any one or more of them. Maker and all endorsers, guarantors or any others who may at any time become liable for the payment hereof hereby severally waive presentment, demand for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, and all other notices in connection with this Note, filing of suit and diligence in collecting this Note or enforcing any of the security herefor, and, without limiting any provision of any of the Loan Documents, agree to pay, if permitted by law, all expenses incurred in collection, including reasonable attorneys' fees, and hereby waive all benefits of valuation, appraisement and exemption laws.

     If there be more than one Maker, all the obligations, promises, agreements and covenants of Maker under this Note are joint and several.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. AT PAYEE'S ELECTION AND WITHOUT LIMITING PAYEE'S RIGHT TO COMMENCE AN ACTION IN ANY OTHER JURISDICTION, MAKER HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY COURT (FEDERAL, STATE OR LOCAL) HAVING SITUS WITHIN THE STATE OF ILLINOIS, EXPRESSLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO SERVICE BY CERTIFIED MAIL, POSTAGE PREPAID, DIRECTED TO THE LAST KNOWN ADDRESS OF MAKER, WHICH SERVICE SHALL BE DEEMED COMPLETED WITHIN TEN (10) DAYS AFTER THE DATE OF MAILING THEREOF.

     MAKER HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE. THIS WAIVER IS INFORMED AND FREELY MADE. MAKER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT PAYEE HAS ALREADY RELIED ON THE WAIVER IN MAKING THE LOAN EVIDENCED BY THIS NOTE, AND THAT PAYEE WILL CONTINUE TO RELY ON THE WAIVER IN ITS RELATED FUTURE DEALINGS. MAKER FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.



Witness/Attest:     CYGNUS, INC.


          By:
              ------------------------------

          Name:
              ------------------------------

          Title:
              ------------------------------

                                                             06/25/1997  Page 1
-------------------------------------------------------------------------------
Cygnus
-------------------------------------------------------------------------------
Compound Period.........  Monthly

Nominal Annual Rate.....  9.390  %
Effective Annual Rate...  9.805  %
Periodic Rate...........  0.7825 %
Daily Rate..............  0.02573%


CASH FLOW DATA
-------------------------------------------------------------------------------
     Event            Start Date     Amount         Number Period    End Date
-------------------------------------------------------------------------------
  1 Loan              07/01/1997     1,331,482.55       1
  2 Payment           08/01/1997        42,582.88      36 Monthly    07/01/2000

AMORTIZATION SCHEDULE - Normal Amortization

     Date              Payment        Interest      Principal       Balance
-------------------------------------------------------------------------------
Loan 07/01/1997                                                   1,331,482.55
1997 Totals                0.00           0.00           0.00

   1 08/01/1997       42,582.88      10,418.85      32,164.03     1,299,318.52
   2 09/01/1997       42,582.88      10,167.17      32,415.71     1,266,902.81
   3 10/01/1997       42,582.88       9,913.51      32,669.37     1,234,233.44
   4 11/01/1997       42,582.88       9,657.88      32,925.00     1,201,308.44
   5 12/01/1997       42,582.88       9,400.24      33,182.64     1,168,125.80
   6 01/01/1998       42,582.88       9,140.58      33,442.30     1,134,683.50
   7 02/01/1998       42,582.88       8,878.90      33,703.98     1,100,979.52
   8 03/01/1998       42,582.88       8,615.16      33,967.72     1,067,011.80
   9 04/01/1998       42,582.88       8,349.37      34,233.51     1,032,778.29
  10 05/01/1998       42,582.88       8,081.49      34,501.39       998,276.90
  11 06/01/1998       42,582.88       7,811.52      34,771.36       963,505.54
  12 07/01/1998       42,582.88       7,539.43      35,043.45       928,462.09
1998 Totals          510,994.56     107,974.10     403,020.46

  13 08/01/1998       42,582.88       7,265.22      35,317.66       893,144.43
  14 09/01/1998       42,582.88       6,988.86      35,594.02       857,550.41
  15 10/01/1998       42,582.88       6,710.33      35,872.55       821,677.86
  16 11/01/1998       42,582.88       6,429.63      36,153.25       785,524.61
  17 12/01/1998       42,582.88       6,146.73      36,436.15       749,088.46
  18 01/01/1999       42,582.88       5,861.62      36,721.26       712,367.20
  19 02/01/1999       42,582.88       5,574.27      37,008.61       675,358.59
  20 03/01/1999       42,582.88       5,284.68      37,298.20       638,060.39
  21 04/01/1999       42,582.88       4,992.82      37,590.06       600,470.33
  22 05/01/1999       42,582.88       4,698.68      37,884.20       562,586.13
  23 06/01/1999       42,582.88       4,402.24      38,180.64       524,405.49
  24 07/01/1999       42,582.88       4,103.47      38,479.41       485,926.08
1999 Totals          510,994.56      68,458.55     442,536.01

                                                             06/25/1997  Page 2
-------------------------------------------------------------------------------
Cygnus
-------------------------------------------------------------------------------
     Date              Payment        Interest      Principal       Balance
-------------------------------------------------------------------------------
  25 08/01/1999       42,582.88       3,802.37      38,780.51       447,145.57
  26 09/01/1999       42,582.88       3,498.91      39,083.97       408,061.60
  27 10/01/1999       42,582.88       3,193.08      39,389.80       368,671.80
  28 11/01/1999       42,582.88       2,884.86      39,698.02       328,973.78
  29 12/01/1999       42,582.88       2,574.22      40,008.66       288,965.12
  30 01/01/2000       42,582.88       2,261.15      40,321.73       248,643.39
  31 02/01/2000       42,582.88       1,945.63      40,637.25       208,006.14
  32 03/01/2000       42,582.88       1,627.65      40,955.23       167,050.91
  33 04/01/2000       42,582.88       1,307.17      41,275.71       125,775.20
  34 05/01/2000       42,582.88         984.19      41,598.69        84,176.51
  35 06/01/2000       42,582.88         658.68      41,924.20        42,252.31
  36 07/01/2000       42,582.88         330.57      42,252.31             0.00
2000 Totals          510,994.56      25,068.48     485,926.08

Grand Totals       1,532,983.68     201,501.13   1,331,482.55

                                                             06/25/1997  Page 3
-------------------------------------------------------------------------------
Cygnus
-------------------------------------------------------------------------------

Last interest amount decreased by 0.05 due to rounding.

                                                        Loan No.:  1910128-0001
-------------------------------------------------------------------------------
HELLER FINANCIAL

                        DELIVERY AND ACCEPTANCE CERTIFICATE

TO:  HELLER FINANCIAL, INC.

     The undersigned ("Debtor"), hereby certifies that all of the personal property described on Schedule A attached hereto, which is incorporated herein by this reference, is collateral ("Collateral") described in the Security Agreement between Heller Financial Inc. ("Secured Party") and Debtor dated June 27, 1997, ("Security Agreement"). All of the Collateral has been delivered and received .and examined and/or tested, and is in good order and operating condition and in all respects satisfactory. Debtor hereby unconditionally accepts the Collateral "AS IS."

     Debtor hereby acknowledges that it has reviewed and read all of the conditions and terms of the Security Agreement and hereby reaffirms and agrees to be bound by all of those terms and conditions. Debtor warrants and represents that Secured Party has a first priority perfected security interest in the Collateral under the Security Agreement and that each location of the Collateral is open, operational, and doing business. Debtor further acknowledges that it has not granted nor will it grant to any party any interest in the Collateral.

     Debtor further acknowledges that it has selected and specified the Collateral; SECURED PARTY HAS MADE NO REPRESENTATIONS OR WARRANTIES OF MERCHANTABILITY, FITNESS FOR PURPOSE, OR ANY OTHER REPRESENTATIONS OR WARRANTIES OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED, OR RELATING TO THE SELECTION, PURCHASE, INSTALLATION, USE, OWNERSHIP, POSSESSION, OR OPERATION OF THE COLLATERAL; that the Security Agreement is noncancellable; and that Debtor will look solely to the manufacturer/supplier of the Collateral with respect to any claims or disputes concerning the Collateral and it may not set-off or counterclaim against Secured Party or any payments due under any promissory note(s) made or given in connection with the Security Agreement.

     Debtor, if a corporation, hereby certifies and represents to Secured Party, that Debtor is duly authorized to execute and deliver this DELIVERY AND ACCEPTANCE CERTIFICATE and that the officers thereof signing on its behalf are duly authorized to execute and deliver same. This certificate will supplement and not alter the terms of the Security Agreement and is given to induce Secured Party to finance the Collateral.

     CYGNUS, INC.

     By:       /s/ John C. Hodgman
               --------------------------

     Name:     John C. Hodgman
               --------------------------

     Title:    C.F.O.
               --------------------------

     Date:     6/27/97
               --------------------------


     Witness/Attest:

     [ILLEGIBLE]
     --------------------------
     (Corporate Seal)
     [ILLEGIBLE]

                                  SCHEDULE A
                                  PAGE 1 OF 5

Schedule annexed to and made a part of a certain Security Agreement dated the 27th day of June 1997, or related documentation.

Description of Collateral (Quantity; New/Used; Model; General Description; and if applicable. Engine and/or Serial Number), together with all products and proceeds (including insurance proceeds) thereof, any, and if all increases, substitutions, replacements, attachments, additions, and accessions thereto.

                          ASSET
PLACE-IN   ------------------------------------------                                    MANUFACTURER
SYC DATE   ID      DESCRIPTION                       VENDOR                              SERIAL NUMBERS                  INVOICE #
--------  ----     -----------                       ------                              --------------                  ---------
 9/1/96   4047     COMPAQ COMPUTER                   NETiS Technology, Inc.              6621HXS4E058                    606259
 9/1/96   4048     COMPAQ COMPUTER                   NETiS Technology, Inc.              6621HXS4E060                    606259
 9/1/96   4049     COMPAQ COMPUTER                   NETiS Technology, Inc.              6621HXS4E614                    606259
 9/1/96   4050     COMPAQ COMPUTER                   NETiS Technology, Inc.              6621HXS4E414                    606260
 9/1/96   4051     COMPAQ COMPUTER                   NETiS Technology, Inc.              6621HXS4E048                    506260
 9/1/96   4052     COMPAQ COMPUTER                   NETiS Technology, Inc.              6621HSX4E398                    606260
 9/1/96   4053     HP LASERJET PRINTER               A & A Technology, Inc.              USBF057703                      606333
 9/1/96   4054     COMPAQ COMPUTER                   A & A Technology, Inc.              S6610HXS4Q956                   507315
 9/1/96   4055     COMPAQ COMPUTER                   A & A Technology, Inc.              S6610HXS4R058                   607315
 9/1/96   4056     COMPAQ COMPUTER                   A & A Technology, Inc.              S6610HXS4Q881                   607315
 9/1/96   4057     COMPAQ COMPUTER                   A & A Technology, Inc.              S6610HXS4Q978                   607315
 9/1/96   4058     COMPAQ COMPUTER                   A & A Technology, Inc.              S6610HXS4R054                   607315
 9/1/96   4059     COMPAQ LAPTOP COMPUTER            NETiS Technology, Inc.              J626HZN7L366                    607395
 9/1/96   4060     COMPAQ COMPUTER                   A & A Technology, Inc.              6629HVT5P020                    608043
 9/1/96   4061     COMPAQ COMPUTER                   A & A Technology, Inc.              6629HVTT5P111                   608043

10/1/96   4046     METTLER BALANCE SCALE             VWR Scientific                                                      54504790
10/1/96   4062     COMPAQ COMPUTER                   A & A Technology, Inc.              6629HVT5R254                    607523
10/1/96   4067     COMPAQ COMPUTER                   A & A Technology, Inc.              6634HVY6U141                    609258
10/1/96   4076     AUTOCAD R13 CD-ROM                CAD Systems Unlimited, Inc.                                         19463
10/1/96   4077     EQUITY EDGE FOR VALUATION         ShareData, Inc.                                                     Proposal
10/1/96   4078     VOICE MAIL SYSTEM UPGRADE         Octel Communications Corp.                                          5025847
10/1/96   4079     DISHWASHER                        VWR Scientific                      77288                           44973100
10/1/96   4080     COMPAQ COMPUTER                   A & A Technology, Inc.              6629HVTSR954                    507523
10/1/96   4081     COMPAQ COMPUTER                   A & A Technology, Inc.              6629HVT5R951                    507523

11/1/96   4075     COMPAQ COMPUTER                   Computerland                        5634HVT3Q373                    3032
11/1/96   4082     COMPAQ LAPTOP COMPUTER            A & A Technology, Inc.              J633HZW70317                    609540
11/1/96   4084     COMPAQ COMPUTER                   A & A Technology, Inc.              6626HVT3P195                    610141
11/1/96   4085     COMPAQ COMPUTER                   A & A Technology, Inc.              6626HVT3P232                    610141
11/1/96   4086     COMPAQ COMPUTER                   A & A Technology, Inc.              6626HVT3P256                    610141
11/1/96   4089     COMPAQ COMPUTER                   A & A Technology, Inc.              6625HVT3P206                    610141
11/1/96   4092     COMPAQ COMPUTER                   A & A Technology, Inc.              6640HVT3P146                    601251
11/1/96   4093     COMPAQ COMPUTER                   A & A Technology, Inc.              6626HVT3P261                    610141
11/1/96   4095     COMPAQ COMPUTER                   A & A Technology, Inc.              6626HVT3P244                    610141
11/1/96   4096     COMPAQ COMPUTER                   A & A Technology, Inc.              6840HVT3P155                    610261


                                  SCHEDULE A
                                  Page 2 of 5

                          ASSET
PLACE-IN   ------------------------------------------                                    MANUFACTURER
SYC DATE   ID      DESCRIPTION                       VENDOR                              SERIAL NUMBERS                  INVOICE #
--------  ----     -----------                       ------                              --------------                  ---------
11/1/96   4098     COMPAQ LAPTOP COMPUTER            A & A Technology, Inc.              J628HZL8P518                    610503
11/1/96   4099     AUTO VESSEL ALIQUOT COLLECTOR     SLR Systems, Inc.                   6633BBM4P292/SG55702            Ck Req.
11/1/96   4099     AUTO VESSEL ALIQUOT COLLECTOR     SLR Systems, Inc.                   6633BBM4P292/SG55702            95014
11/1/96   4099     AUTO VESSEL ALIQUOT COLLECTOR     SLR Systems, Inc.                   6633BBM4P292/SG55702            95019
11/1/96   4100     AUTO VESSEL ALIQUOT COLLECTOR     SLR Systems, Inc.                   6633BBM4P292/SG55702            Ck Req.
11/1/96   4100     AUTO VESSEL ALIQUOT COLLECTOR     SLR Systems, Inc.                   6633BBM4P292/SG55702            95014
11/1/96   4100     AUTO VESSEL ALIQUOT COLLECTOR     SLR Systems, Inc.                   6633BBM4P292/SG55702            95019
11/1/96   4101     AUTO LIQUID CHROMATOGRAPHY SYS    SLR Systems, Inc.                   6633BBM4P292/SG55702            Ck Req.
11/1/96   4101     AUTO LIQUID CHROMATOGRAPHY SYS    SLR Systems, Inc.                   6633BBM4P292/SG55702            95012
11/1/96   4101     AUTO LIQUID CHROMATOGRAPHY SYS    SLR Systems, Inc.                   6633BBM4P292/SG55702            95019
11/1/96   4102     CHEMDRAW PRO WIN SL               CambrigeSoft Corp.                                                  24736
11/1/96   4103     MEETMAKER UPGRADE SOFTWARE        OnTechnology Corp.                                                  86548
11/1/96   4104     ORACLE7 WORKGROUP SERVER V7.3     Oracle Corp.                                                        764153

12/1/96   4063     COMPAQ COMPUTER                   Computerland                        6634HVT3Q223                    2831
12/1/96   4068     COMPAQ COMPUTER                   Computerland                        6634HVT3S281                    2831
12/1/96   4069     COMPAQ LAPTOP COMPUTER            Computerland                        6633HZM70037                    3062
12/1/96   4070     COMPAQ COMPUTER                   Computerland                        6634HVT3R360                    2831
12/1/96   4072     COMPAQ LAPTOP COMPUTER            Computerland                        J633HZM70023                    3062
12/1/96   4073     COMPAQ COMPUTER                   Computerland                        6634HVT3Q230                    2831
12/1/96   4074     COMPAQ COMPUTER                   Computerland                        6634HVT3S254                    2831
12/1/96   4083     COMPAQ COMPUTER                   Computerland                        6633HVT3Q322                    3061
12/1/96   4087     COMPAQ COMPUTER                   Computerland                        6634HVT3S300                    3061
12/1/96   4088     COMPAQ COMPUTER                   Computerland                        6634HVT3S103                    3061
12/1/96   4091     COMPAQ COMPUTER                   Computerland                        6634HVT3R366                    2831
12/1/96   4094     COMPAQ COMPUTER                   Computerland                        6634HVT3R398                    3061
12/1/96   4097     COMPAQ COMPUTER                   NETiS Technology, Inc.              6633BBM4P292                    608264
12/1/96   4105     COMPAQ COMPUTER                   Computerland                        6640BBC3U322                    10082
12/1/96   4106     COMPAQ COMPUTER                   Computerland                        6640BBC3U105                    10082
12/1/96   4107     COMPAQ COMPUTER                   Computerland                        6640BBC3U322                    10082
12/1/96   4108     COMPAQ COMPUTER                   Computerland                        6638BBC3Q624                    10082
12/1/96   4109     COMPAQ COMPUTER                   Computerland                        6640BBC3U087                    10082
12/1/96   4111     COMPAQ LAPTOP COMPUTER            A & A Technology, Inc.              J633HZM7031                     611153
12/1/96   4112     COMPAQ COMPUTER                   A & A Technology, Inc.              6641HVT3Q006                    610626
12/1/96   4113     COMPAQ COMPUTER                   A & A Technology, Inc.              6641HVT3W385                    610570
12/1/96   4114     COMPAQ COMPUTER                   Computerland                        6640BBC3U311                    10082
12/1/96   4117     AUTOSAMPLER                       Perkin Elmer Corp.                  N2930010-A                      10052



                                  SCHEDULE A
                                  Page 3 of 5

                          ASSET
PLACE-IN   ------------------------------------------                                    MANUFACTURER
SYC DATE   ID      DESCRIPTION                       VENDOR                              SERIAL NUMBERS                  INVOICE #
--------  ----     -----------                       ------                              --------------                  ---------
12/1/96   4118     AUTOSAMPLER                       Perkin Elmer Corp.                  N2930100                        10052
12/1/96   4123     BINARY QA/QC SYSTEM               Perkin Elmer Corp.                  N2600515                        998687
12/1/96   4123     BINARY QA/QC SYSTEM               Perkin Elmer Corp.                  N2600515                        998408
12/1/96   4124     COMPAQ COMPUTER                   A & A Technology, Inc.              6637HVT3Z866                    609486
12/1/96   4125     QUATERNARY PUMP                   Perkin Elmer Corp.                  N2600510                        16651
12/1/96   4126     HELPSTAR FOR WINDOWS              Help Desk Automation Software                                       3515
12/1/96   4127     COMPAQ COMPUTER                   Computerland                        6633BBM4Q304                    3180
12/1/96   4128     COMPAQ COMPUTER                   A & A Technology, Inc.              6641HVT3W406                    610261
12/1/96   4129     COMPAQ COMPUTER                   A & A Technology, Inc.              6637HVT3Z193                    610261
12/1/96   4130     ELECTROANALYTICAL SYSTEMS         Cypress Systems                                                     90492
12/1/96   4131     HYPERION PILLAR SYSTEM            Hyperion Software                   N/A (Customized software)       102555
12/1/96   4131     HYPERION PILLAR SYSTEM            Hyperion Software                   N/A (Customized software)       407375
12/1/96   4131     HYPERION PILLAR SYSTEM            Hyperion Software                   N/A (Customized software)       311445
12/1/96   4123A    TURBO-GEL PLUS SOFTWARE           Avatar Consulting                                                   1022

 1/1/97   4119     COMPAQ COMPUTER                   Computerland                        6634HVT3Q526                    3061
 1/1/97   4121     COMPAQ COMPUTER                   A & A Technology, Inc.              6644BBM4P402                    611153
 1/1/97   4132     COMPAQ COMPUTER                   A & A Technology, Inc.              6645BBC1P405                    612009
 1/1/97   4133     COMPAQ COMPUTER                   A & A Technology, Inc.              6646BBC1P720                    612164
 1/1/97   4135     COMPAQ COMPUTER                   A & A Technology, Inc.              6643BBC3R635                    612009
 1/1/97   4136     COMPAQ COMPUTER                   A & A Technology, Inc.              6643BBC3R613                    612009
 1/1/97   4137     COMPAQ COMPUTER                   A & A Technology, Inc.              6645BBC1P440                    612009
 1/1/97   4138     COMPAQ LAPTOP COMPUTER            A & A Technology, Inc.              J629HZM70812                    612009
 1/1/97   4140     COMPAQ COMPUTER                   Computerland                        6629HVT3V512                    3061
 1/1/97   4141     WINLIMS LAB DATABASE SYSTEM       Quality Systems International       N/A (Customer software)         168
 1/1/97   4141     WINLIMS LAB DATABASE SYSTEM       Quality Systems International       N/A (Customer software)         224
 1/1/97   4144     COMPAQ LAPTOP COMPUTER            A & A Technology, Inc.              J639HZM7G990                    610467
 1/1/97   4145     AUTOCAD FOR PC'S R12 & R13        OBBS, Inc.                                                          5830
 1/1/97   4146     AUTOCAD FOR PC'S R12 & R13        OBBS, Inc.                                                          5830
 1/1/97   4147     COMPAQ COMPUTER                   CompUSA                                                             57785
 1/1/97   4149     COMPAQ COMPUTER                   A & A Technology, Inc.              6643BBC3U242                    612009
 1/1/97   4150     SAMPLE CANGER - STD MODEL         Gilson, Inc.                                                        139944
 1/1/ 97  4152     COMPAQ COMPUTER                   Computerland                        6638BBC3Q624                    10082

 2/1/97   4064     100-GALLON TANK MIXER             Lee Industries                      C367A                           Ck Req.
 2/1/97   4064     100-GALLON TANK MIXER             Lee Industries                      C367A                           67755



                                  SCHEDULE A
                                  Page 4 of 5

                          ASSET
PLACE-IN   ------------------------------------------                                    MANUFACTURER
SYC DATE   ID      DESCRIPTION                       VENDOR                              SERIAL NUMBERS                  INVOICE #
--------  ----     -----------                       ------                              --------------                  ---------
 2/1/97   4064     100-GALLON TANK MIXER             Lee Industries                      C367A                           68025
 2/1/97   4064     100-GALLON TANK MIXER             Lee Industries                      C367A                           68142
 2/1/97   4065     LABGUARD FUME HOOD W/CABINET      ISEC Inc.                           97788-14                        97094053
 2/1/97   4066     FLOOR SCALE                       Unlimited Scale of America                                          208828-AAA
 2/1/97   4110     BECH TOP BIO-SAFETY FUME HOOD     ISEC Inc.                           69995ADX                        96114027
 2/1/97   4154     COMPAQ COMPUTER                   A & A Technology, Inc.              6650BBC1T612                    612485
 2/1/97   4155     COMPAQ COMPUTER                   A & A Technology, Inc.              6650BBC1T771                    612485
 2/1/97   4156     COMPAQ COMPUTER                   A & A Technology, Inc.              6650BBC1T766                    612485
 2/1/97   4160     COMPAQ COMPUTER                   A & A Technology, Inc.              6647BBC1Q717                    612321
 2/1/97   4161     ARTICULATED ROBOTIC SYSTEM        CRS Robotics Corp                   SRS-14-255A                     600924
 2/1/97   4162     SIGMA PLUS 8 PRINTER              Computype International                                             1310-1042
 2/1/97   4163     ONS LINE CARD                     Inter-Tel DataCom, Inc                                              10754
 2/1/97   4164     BIOCAD WKSTN & FRACTN COLLECTR    PerSeptive Biosystems, Inc          0461                            117458
 2/1/97   4165     STABILITY MONITORING SYSTEM       Kaye Instruments, Inc               N/A (Customized software)       21278
 2/1/97   4165     STABILITY MONITORING SYSTEM       Kaye Instruments, Inc               N/A (Customized software)       22847
 2/1/97   4165     STABILITY MONITORING SYSTEM       Kaye Instruments, Inc               N/A (Customized software)       23172

 3/1/97   4153     PNEUMATECH CFM DRYER              K.C. Compressor Works, Inc.                                         0030839-IN
 3/1/97   4166     DISSOLUTION SYSTEM                Hanson Research Corp                0197-0157, 0197-0170            53478
 3/1/97   4167     HEADSPACE SAMPLER                 Perkin Elmer Corp.                  N6159129                        52511
 3/1/97   4168     AUTOSYSTEM                        Perkin Elmer Corp.                  61N612245                       47488

 4/1/97   4169     COMPAQ COMPUTER                   NETiS Technology, Inc.              6639BBC3U388                    703040
 4/1/97   4170     COMPAQ COMPUTER                   NETiS Technology, Inc.              9947BBD2Z622                    703044
 4/1/97   4171     COMPAQ COMPUTER                   Computerland                                                        12079
 4/1/97   4172     COMPAQ COMPUTER                   NETiS Technology, Inc.              6704BBL3D878                    703112
 4/1/97   4173     HP COMPUTER                       Computerland                        US64958325                      12680
 4/1/97   4174     HP "YCDA" SERVER FOR POINTMAN     InterVision Systems Tech, Inc.      374A29569                       103843
 4/1/97   4176     VACUUM PUMP 1/4 HP 115V           Edwards High Vacuum Intern'l        972075138                       475089
 4/1/97   4177     POWDER MIXER CTRL SYSTEM          Drivex                                                              10070
 4/1/97   4165A    APPLICATION ENG. FOR #4165        Kaye Instruments, Inc                                               23346
 4/1/97   4175     DRAGON DICTATE POWER EDITION      Safe Computing                                                      364243

 5/1/97   4189     COMPAQ COMPUTER                   A & A Technology, Inc.              3651BBC16054                    702068
 5/1/97   4190     COMPAQ COMPUTER                   A & A Technology, Inc.              6645BBC1Q681                    702069



                                  SCHEDULE A
                                  Page 5 of 5


                          ASSET
PLACE-IN   ------------------------------------------                                    MANUFACTURER
SYC DATE   ID      DESCRIPTION                       VENDOR                              SERIAL NUMBERS                  INVOICE #
--------  ----     -----------                       ------                              --------------                  ---------
 5/1/97   4191     HP LASERJET PRINTER               Computerland                        SUSB5128675                     12080
 5/1/97   4192     COMPAQ COMPUTER                   A & A Technology, Inc.              6651BBL3U258                    701054
 5/1/97   4193     COMPAQ SERVER UPGRADE             NETiS Technology, Inc.              2711106, 27280001               704385
 5/1/97   4194     COMPAQ PROLIANT 250C SERVER       NETiS Technology, Inc.              D78HWA349                       703286
 5/1/97   4195     HP COMPUTER                       A & A Technology, Inc.              JS71155712                      704225
 5/1/97   4197     HP LASERJET PRINTER               Computerland                        LSKB163213                      13648
 5/1/97   4115     BENCH TOP PRESS W/STL DIES-1      Machine Systems, Inc.               4003-1196-1                     Ck Req
 5/1/97   4115     BENCH TOP PRESS W/STL DIES-1      Contract Manufacturing Inc.         4003-1196-1                     60006
 5/1/97   4116     BENCH TOP PRESS W/STL DIES-2      Machine Systems, Inc.               4003-1196-2                     Ck Req
 5/1/97   4116     BENCH TOP PRESS W/STL DIES-2      Contract Manufacturing Inc.         4003-1196-2                     60006
 5/1/97   4181     BENCH TOP PRESS W/SPEC TOOLING    Engineering Production Eq., Inc.    4112-0297-1                     Ck Req
 5/1/97   4181     BENCH TOP PRESS W/SPEC TOOLING    Engineering Production Eq., Inc.    4112-0297-1                     6155
 5/1/97   4182     LAMINATOR ASSEMBLY                Engineering Production Eq., Inc.    4112-0297-3                     Ck Req
 5/1/97   4182     LAMINATOR ASSEMBLY                Engineering Production Eq., Inc.    4112-0297-3                     6155
 5/1/97   4183     HYDROGEL STRIPPING SYSTEM         Engineering Production Eq., Inc.    4112-0297-4                     Ck Req
 5/1/97   4183     HYDROGEL STRIPPING SYSTEM         Engineering Production Eq., Inc.    4112-0297-4                     6155
 5/1/97   4184     "CLAM SHELL" PRESS                Engineering Production Eq., Inc.    4112-297-2                      Ck Req
 5/1/97   4184     "CLAM SHELL" PRESS                Engineering Production Eq., Inc.    4112-297-2                      6155
 5/1/97   4196     HYDROGEN GENERATOR                Whatman, Inc                        75-36                           211338
 5/1/97   4198     GILSON 223 SAMPLE CHANGER #1      Gilson, Inc.                        158918                          143940
 5/1/97   4199     GILSON 223 SAMPLER CHANGER #2     Gilson, Inc.                        166088                          143939


PLUS: POINT MAN SOFTWARE IN CONSTRUCTION-IN-PROGRESS

                   Point Man Software                Pivotpoint, Inc.                    N/A                             Ck Req
                   Point Man Software                Pivotpoint, Inc.                    N/A                             29116
                   Point Man Software                Pivotpoint, Inc.                    N/A                             30134
                   Point Man Software                Pivotpoint, Inc.                    N/A                             30403
                   Point Man Software                Pivotpoint, Inc.                    N/A                             30406
                   Point Man Software                Pivotpoint, Inc.                    N/A                             30388


                   PROCEEDS REQUEST AND INSTRUCTIONS LETTER


June 24, 1997

Heller Financial, Inc.
500 West Monroe
Chicago, IL  60661
Attention:  Commercial Equipment Finance Division

RE:  CYGNUS, INC. ("BORROWER")

Gentlemen:

In connection with the Security Agreement dated June 27, 1997, by and between Heller Financial, Inc. ("Heller"), and Borrower ("Agreement"), Borrower hereby requests a loan in the principal amount of One Million Three Hundred Thirty-One Thousand Four Hundred Eighty-Two and 55/100 Dollars ($1,331,482.55) (the "Advance").

Borrower hereby authorizes and directs Heller to disburse the Advance, on Borrower's behalf, to the following entities by check or wire transfer according to the following instructions:

     a.   Cygnus, Inc.                      $1,331,482.55
          400 Penobscot Drive
          Redwood City, CA  94063

Borrower agrees that for purposes of the Agreement and all documents and instruments related thereto, the Advance shall be deemed to have paid to Borrower immediately upon its disbursement in accordance with the foregoing instructions, notwithstanding that the receipt of all or any part of the Advance by any intended recipient may be delayed by mail or other factors.

Cordially,

CYGNUS, INC.
a Delaware corporation


By:       /s/ John C. Hodgman
          -------------------------

Name:     John C. Hodgman
          -------------------------

Title:    C.F.O.
          -------------------------

Date:     6/27/97
          -------------------------

                            STATE OF DELAWARE

                     OFFICE OF THE SECRETARY OF STATE

                     --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE RESTATED CERTIFICATE OF "CYGNUS, INC.", FILED IN THIS OFFICE ON THE FIFTH DAY OF OCTOBER, A.D. 1995, AT 9 0'CLOCK A.M.

     A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE KENT COUNTY RECORDER OF DEEDS FOR RECORDING.

                    [SEAL OF STATE OF DELAWARE]



                                 /s/ Edward J. Freel
             [SECRETARY'S SEAL]  ---------------------------------------
                                 EDWARD J. FREEL, SECRETARY OF STATE

                                 AUTHENTICATION:   7667280

                                           DATE:   10-06-95

                                 AMENDED AND RESTATED
                             CERTIFICATE OF INCORPORATION
                                         OF
                                    CYGNUS, INC.


         CYGNUS, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware DOES HEREBY CERTIFY:

         FIRST: The original Certificate of Incorporation of CYGNUS, INC. was filed with the Secretary of State of Delaware on March 15, 1994.

         SECOND: The Amended and Restated Certificate of Incorporation of CYGNUS, INC. has been duly adopted in accordance with the provisions of Sections 245 and 242 of the General Corporation Law of the State of Delaware by the directors of the Corporation and such Amended and Restated Certificate of Incorporation shall be amended and restated to read in full as follows:

                                        I.

     The name of the corporation is CYGNUS, INC. (the "Corporation").

                                       II.

     The address of the Corporation's registered office in the State of Delaware is 32 Loockerman Square, Suite L-100, City of Dover, County of Kent and the name of its registered agent at such address is The Prentice-Hall Corporation System, Inc.

                                      III.

     The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                                       IV.

     The Corporation is authorized to issue two classes of shares to be designated respectively Common Stock and Preferred Stock. The total number of shares of all classes of stock which the Corporation has authority to issue is Thirty-Five Million (35,000,000) shares, consisting of Thirty Million (30,000,000) shares of Common Stock, each having a par value of one-tenth of one cent ($.001) (the "Common Stock") and Five Million (5,000,000) shares of Preferred Stock, each having a par value of one-tenth of one cent ($.001) (the "Preferred Stock").

     As to the Preferred Stock of the Corporation, the Board of Directors shall have the power to issue any additional shares of Preferred Stock from time to time in one or more series. The Board of Directors is hereby authorized to fix or alter from time to time the voting powers and such designations, preferences and relative, participating, optional or other special rights of the shares of each such series and the qualifications, limitations or restrictions of any wholly unissued series of Preferred Stock, and to establish from time to time the number of shares constituting any such series, or any of them.

     The Board of Directors is further authorized to increase or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, the number of which was fixed by it, subsequent to the issue of shares of such series then outstanding, subject to the limitations and restrictions stated in the resolution of the Board of Directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

                                       V.

     The Corporation is to have perpetual existence.

                                       VI.

     The election of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

                                       VII.

     The number of directors which constitute the whole Board of Directors of the Corporation shall be designated in the Bylaws of the Corporation. Subject to the rights of the holders of any series of Preferred Stock, no director shall be removed without cause. Subject to any limitations imposed by law, the Board of Directors or any individual director may be removed from office at any time with cause by the affirmative vote of the holders of a majority of the voting power of all the then-outstanding shares of voting stock of the Corporation entitled to vote at the election of directors.

                                       VIII.

     In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws of the Corporation. Subject to Section 6.1 of the Bylaws, the Bylaws may also be altered or amended or new Bylaws adopted by the affirmative vote of least two-thirds (2/3) of the combined voting power of all the then-outstanding shares of the Corporation entitled to vote.

                                        IX.

     To the fullest extent permitted by the Delaware General Corporation Law as the same exists or as may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

     Neither any amendment nor repeal of this Article, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article, shall eliminate or reduce the effect of this Article in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

                                          X.

     Each director shall serve until his or her successor is duly elected and qualified or until his or her death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. No stockholder will be permitted to cumulate votes at any election of directors.

     Subject to the rights of the holders of any series of Preferred Stock, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes, and any newly created directorships resulting from any increase in the number of directors, shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders, except as otherwise provided by law, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors, and not by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director's successor shall have been elected and qualified.

                                         XI.

     Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

                                         XII.

     No action shall be taken by the stockholders of the Corporation except at an annual or special meeting of stockholders called in accordance with the Bylaws and no action shall be taken by the stockholders by written consent in lieu of a meeting.

                                         XIII.

     Notwithstanding any other provisions of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of the capital stock required by law or this Certificate of Incorporation, the affirmative vote of the holders of at least two-thirds (2/3) of the combined voting power of all of the then-outstanding shares of the Corporation entitled to vote shall be required to alter, amend or repeal Articles VI, VII, VIII, IX, X, XI, XII, XIII or any provision thereof.

                                          XIV.

     The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, except as provided in Article XIII, and all rights conferred upon stockholders herein are granted subject to this reservation.

     The undersigned incorporator hereby acknowledges that the foregoing Certificate of Incorporation is his act and deed and that the facts stated herein are true.


                                    /s/ Gregory B. Lawless
                                    ---------------------------------------

                                    Gregory B. Lawless
                                    President, Chief Executive Officer and
                                    Director

Dated: October 4, 1995